EXHIBIT 99
CRT PROPERTIES, INC.
225 NE Mizner Blvd., Suite 200
Boca Raton, Florida 33432

Contact:
Thomas C. Brockwell
Executive Vice President
CRT Properties, Inc.
(561) 395-9666

NEWS

CRT Properties Announces Third Quarter Earnings

—Reaffirms 2004 Guidance—

BOCA RATON, Fla.—(BUSINESS WIRE)—November 3, 2004—CRT Properties, Inc. (NYSE: CRO), formerly known as Koger Equity, Inc., today reported results for the third quarter ended September 30, 2004. Net income available to common shareholders for the third quarter 2004 totaled $580,000 or $0.02 per diluted share, compared to $3.3 million, or $0.15 per diluted share, for the third quarter 2003. FFO was $11.0 million or $0.41 per diluted share, versus $11.3 million, or $0.52 per diluted share a year ago. Results for the third quarter 2004 were impacted by certain one-time charges discussed in the Company’s second quarter conference call. The Company is reaffirming its 2004 net income and funds from operations (“FFO”) guidance as further discussed below.

During the third quarter ended September 30, 2004, the company executed 727,000 square feet of leases resulting in 113,000 square feet of net positive absorption. Most of the leasing activity occurred in the Company’s properties in Florida (380,000 square feet), Atlanta (100,000 square feet) and Houston (96,000 square feet). Virtually all of the net positive absorption for the quarter occurred in Tallahassee (51,000 square feet), Houston (43,000 square feet) and St. Petersburg (32,000 square feet). Expirations totaled 614,000 square feet of which 365,000 square feet or 59% were renewed. Significant leasing transactions during the quarter included:

•	51,000 square foot new five-year lease in Tallahassee with the State of Florida Department of Health.

•	39,000 square foot new five-year lease in St. Petersburg with Verizon Information Services.

•	58,000 square foot renewal with Anthem Blue Cross Blue Shield in Richmond.

•	55,000 square foot renewal with Blue Cross Blue Shield in Jacksonville.

•	50,000 square foot renewal with Best Software in St. Petersburg.

•	40,000 square foot renewal with Ford Motor Company in Atlanta.

The GAAP weighted average gross rental rate on backfill and renewal leases (excluding first generation space) for the quarter was $16.33 per square foot compared to $17.50 per square foot on expiring leases. The average annual cost per square foot on new and renewal leasing, for leases in excess of one year, was $2.34 for the third quarter 2004 compared to $2.80 for the second quarter 2004 and $2.11 for the third quarter 2003.

The Company’s portfolio ended the third quarter 2004 at 84.1% leased, compared to 83.0% at the end of the second quarter 2004 and 82.1% for the same period last year. The same store portfolio was 85.5% leased at the end of the third quarter 2004 compared to 84.9% at the end of the second quarter 2004 and from 84.8% for the same period last year. The Company’s properties acquired after December 31, 2001 (the “Acquisition Properties”), which are not included in the same-store universe, were 81.2% leased on September 30, 2004, compared to 79.4% on June 30, 2004 and 74.1% on September 30, 2003. Excluding the Company’s third quarter 2004 acquisitions, the Acquisition Properties were 79.0% leased at September 30, 2004 compared to 77.0% at June 30, 2004 and 74.1% at September 30, 2003.

CRT’s total operating revenues for the third quarter 2004 increased 16.8% to $41.1 million from $35.2 million in the third quarter 2003. Net operating income for the quarter increased 16.3% or $3.5 million, as compared to the same period last year.

These increases in total operating revenues and net operating income were primarily the result of acquisitions and were partially offset by lower results in the same-store universe, driven principally by declines in physical occupancy and rental rates.

Significant acquisitions and other capital transactions during the quarter included:

•	On July 23, 2004 the Company acquired a five-story, 224,000 square foot, single-tenant, class “A” office building located at 7777 Baymeadows Way in Jacksonville, Florida, for a purchase price of $20.8 million, plus closing and other costs. (See Form 8-K filed July 30, 2004 for more information).

•	On August 16, 2004, the Company acquired the Westchase Corporate Center located in Houston, Texas; a six-story, 184,000 square foot, class “A” office building for a purchase price of $20.3 million, plus closing and other costs. (See Form 8-K filed July 30, 2004 for more information).

•	In August 2004, the Company replaced its previous $100 million secured revolving credit facility, which was scheduled to mature in December 2004, with a new $165 million secured revolving credit facility, which has a three-year term and a one-year extension option and is scheduled to expire on August 23, 2007.

Significant transactions subsequent to the quarter included:

•	In October 2004, the Company entered into a joint venture with The Related Companies of New York to develop a $90 million, 20-story, 335,000-square-foot class “A” office tower in West Palm Beach, Florida.

•	In October 2004, the Company entered into a purchase and sale agreement to acquire two class “A” office buildings known as the Las Olas Centre, located in Fort Lauderdale, Florida, comprising approximately 470,000 square feet for a purchase price of approximately $139 million, plus closing and other costs.

•	In November 2004, the Company entered into a purchase and sale agreement to acquire a class “A” office building known as Signature Place, located in Dallas, Texas, comprising approximately 437,000 square feet for a purchase price of approximately $39.2 million, plus closing and other costs.

Results for the Nine Months Ended September 30, 2004

Net income available to common shareholders for the first nine months of 2004 totaled $6.8 million, or $0.25 per diluted share, compared to $11.0 million, or $0.52 per diluted share for the same period in 2003. During the first nine months of 2004, net operating income of acquisition properties increased $10.3 million as compared to same period in 2003, but same store net operating income decreased $2.9 million or 5.6% as compared to the same period in 2003.

FFO for the first nine months of 2004 was $36.5 million, or $1.35 per diluted share, compared to $34.7 million, or $1.62 per diluted share for the same period in 2003. For the first nine months of 2004, the Company increased total operating revenues 12.9% or $13.9 million to $121.6 million, from $107.7 million for the same period in 2003. This increase is principally due to the Company’s acquisitions after the third quarter 2003.

For the nine months ended September 30, 2004 as compared to the same period in 2003, net income available to common shareholders and FFO were impacted by declines in same-store operating profits, additional depreciation related to the 2004 acquisitions, and one-time general and administrative expenses in the third quarter 2004. Additionally, per share amounts were impacted by the dilutive effect of the Company’s January 2004 common stock offering.

The Company signed 1,537,000 square feet of leases in 314 transactions (excluding leases of one year or less) in the first nine months of 2004 at an average cost of $2.57 per square foot per year. The GAAP weighted average gross rental rate on new, backfill and renewal leases (excluding first generation space) was $16.74 per square foot compared to $17.44 per square foot on expiring leases. For the first nine months of 2004, the Company had positive net absorption totaling 78,000 square feet, most of which occurred in Houston, Texas and Tallahassee, Florida.

Earnings Estimates

Based on the current outlook and CRT’s results for the first nine months of 2004, the Company is maintaining its most recent net income and FFO per diluted share guidance for fiscal 2004. Management expects 2004 net income available to common shareholders will range between $0.47-$0.49 per diluted share while FFO is expected to range between $1.85-$1.87 per diluted share.

Non-GAAP Financial Measures

Funds from Operations (“FFO”) is a non-GAAP financial measure that is a widely used performance measure for real estate companies and is provided as a supplemental measure of operating performance. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. The National Association of Real Estate Investment Trusts (“NAREIT”) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. FFO adds back historical cost depreciation, which assumes the value of real estate assets diminishes predictably in Private Securities Litigation Reform Act of 1995. the future. NAREIT defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (GAAP), excluding gains (losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because in excluding real estate related depreciation and amortization, and gains and losses from sales of property, it provides a supplemental performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. In addition, since most equity REITs provide FFO information to investors, FFO can also be a useful supplemental measure for comparing the Company’s results to other equity REITs.

FFO excludes depreciation and amortization, however, and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO as a measure of performance is limited. Moreover, while the Company believes its computation of FFO conforms to the NAREIT definition, it may not be comparable to FFO reported by REITs that interpret the definition differently or that do not define FFO in accordance with the NAREIT definition at all. Accordingly, FFO (i) should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, (ii) is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and (iii) is not indicative of funds available to fund the Company’s cash needs, including its ability to pay dividends or make distributions, because of needed capital replacement or expansion, debt service obligations, or other cash commitments and uncertainties.

About CRT Properties

CRT Properties, Inc. owns or has interests in 134 office buildings, containing approximately 10.8 million rentable square feet, located primarily in 21 suburban office projects and two urban centers in twelve metropolitan areas in the Southeastern United States, Texas and Maryland.

Copies of the Company’s September 30, 2004 Third Quarter Supplemental Disclosure package are available upon request to Investor Relations, CRT Properties, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.

Additionally, the September 30, 2004 Third Quarter Supplemental Disclosure package and further information about CRT Properties, Inc. can be found on the Company’s Web site at www.crtproperties.com.

The Private Securities Litigation Reform Act of 1995

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The forward-looking statements contained in this release, including those that refer to management’s plans and expectations for future operations, prospects and financial condition, are subject to certain risks and uncertainties. Actual results could differ materially from current expectations. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on these statements because, by their nature, they are subject to known and unknown risks and can be affected by factors that are beyond the control of CRT Properties, Inc. Among the factors that could affect the Company’s actual results are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; changes in interest rates; future demand for its debt and equity securities; and its ability to complete current and future development projects on schedule and on budget. A more detailed discussion of these and other factors is set forth in the “Risk Factors” section of the Company’s SEC reports and filings, including its Annual Report on Form

10-K for the year ended December 31, 2003. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

CRT PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

	For the		For the
	Three Months Ended		Nine Months Ended
	9/30/04	9/30/03	9/30/04	9/30/03
Revenues
Rental and other rental services	$40,974	$35,163	$121,373	$107,407
Management fees	89	—	263	331
Other	—	—	—	5

Total operating revenues	41,063	35,163	121,636	107,743

Expenses
Property operations	16,114	13,907	47,686	41,949
Depreciation and amortization	10,479	7,925	29,615	24,537
General and administrative	4,146	2,385	10,157	8,415
Direct cost of management fees	—	—	—	88
Other	47	36	157	103

Total operating expenses	30,786	24,253	87,615	75,092

Operating Income	10,277	10,910	34,021	32,651

Other Income and Expense
Equity in earnings of unconsolidated entity	65	—	306	—
Interest income	53	39	315	179
Mortgage and loan interest	(8,155)	(7,289)	(22,981)	(22,059)

Total other income and expense	(8,037)	(7,250)	(22,360)	(21,880)

Income Before Gain on Sale or Disposition of Assets, Minority Interest and Income Taxes	2,240	3,660	11,661	10,771
Gain on sale or disposition of assets	—	—	—	589

Income Before Minority Interest and Income Taxes	2,240	3,660	11,661	11,360
Minority interest	72	—	72	—
Income tax expense (benefit)	—	(1)	—	(22)

Net Income	2,168	3,661	11,589	11,382
Dividends on preferred stock	(1,588)	(371)	(4,764)	(371)

Net Income Available to Common Shareholders	$580	$3,290	$6,825	$11,011

Earnings Per Share Available to Common Shareholders:
Basic	$0.02	$0.15	$0.26	$0.52

Diluted	$0.02	$0.15	$0.25	$0.52

Weighted Average Shares:
Basic	26,855	21,332	26,590	21,314

Diluted	27,180	21,455	26,919	21,377

CRT PROPERTIES, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

	For the		For the
	Three Months Ended		Nine Months Ended
	9/30/04	9/30/03	9/30/04	9/30/03
Net income	$2,168	$3,661	$11,589	$11,382
Dividends on preferred stock	(1,588)	(371)	(4,764)	(371)

Net income available to common shareholders	$580	$3,290	$6,825	$11,011
Depreciation – real estate	8,871	7,147	26,127	21,728
Depreciation – unconsolidated entity	58	—	329	—
Amortization — deferred tenant costs	692	436	2,019	1,264
Amortization – fair value of acquired leases	784	378	1,100	1,303
Minority interest	55	—	55	—
Gain on sale of non –operating assets	—	—	—	(589)

Funds from operations	$11,040	$11,251	$36,455	$34,717

Weighted average shares/units outstanding – diluted	27,180	21,455	26,919	21,378
Funds from operations, per diluted share/unit	$0.41	$0.52	$1.35	$1.62

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)

	September 30,	December 31,
	2004	2003
ASSETS
Real estate investments:
Operating properties:
Land	$149,853	$119,973
Buildings	1,016,263	838,430
Furniture and equipment	3,734	3,599
Accumulated depreciation	(205,843)	(179,569)

Operating properties, net	964,007	782,433
Undeveloped land held for investment	14,575	10,975
Undeveloped land held for sale	3,039	3,041
Cash and cash equivalents	4,845	9,163
Restricted cash	14,024	11,114
Accounts receivable, net of allowance for uncollectible accounts of $1,196 and $939	19,378	16,236
Investment in unconsolidated affiliate	3,240	—
Other assets	30,935	15,239

TOTAL ASSETS	$1,054,043	$848,201

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$517,025	$408,716
Accounts payable	2,784	4,299
Accrued real estate taxes payable	10,850	1,853
Other accrued liabilities	11,108	11,016
Dividends payable	9,700	7,824
Advance rents and security deposits	7,016	6,846

Total Liabilities	558,483	440,554

Minority interest	6,844	4,672

Shareholders’ equity:
Preferred Stock	30	30
Common stock	354	300
Capital in excess of par value	650,131	546,968
Notes receivable from stock sales	(1,292)	(5,092)
Accumulated other comprehensive loss	(241)	(241)
Dividends in excess of net income	(28,768)	(7,405)
Treasury stock, at cost	(131,498)	(131,585)

Total Shareholders’ Equity	488,716	402,975

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,054,043	$848,201

CRT PROPERTIES, INC.
FORECASTED FUNDS FROM OPERATIONS
(per Diluted Share)

Year Ending
12/31/04
Net income available to common shareholders, per diluted share	$0.47-0.49
Depreciation – real estate	1.27
Amortization — deferred tenant costs	0.09
Amortization – fair value of acquired leases	0.02
Gain on sale or disposition:
Non-operating assets

Funds from operations, per diluted share	$1.85-1.87

#####

CRT PROPERTIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
TABLE OF CONTENTS / “SAFE HARBOR”
SEPTEMBER 30, 2004

This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although CRT Properties, Inc. believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be attained. Forward-looking statements are not guarantees of future performance and therefore, undue reliance should not be placed on them. Please refer to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition. CRT Properties, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

Dollars in thousands
	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
	09/30/04	6/30/04	3/31/04	12/31/03	9/30/03
ASSETS
Real estate investments:
Operating properties:
Land	$149,853	$146,035	$129,973	$119,973	$116,658
Buildings	1,016,263	982,880	951,162	838,430	814,183
Furniture and equipment	3,734	3,713	3,672	3,599	3,533
Accumulated depreciation	(205,843)	(196,893)	(187,874)	(179,569)	(171,697)

Operating properties, net	964,007	935,735	896,933	782,433	762,677
Undeveloped land held for investment	14,575	14,133	10,975	10,975	9,995
Undeveloped land held for sale	3,039	3,039	3,041	3,041	3,041
Cash and temporary investments	4,845	5,981	50,588	9,163	13,302
Restricted cash	14,024	11,923	12,681	11,114	14,520
Accounts receivable, net	19,378	17,742	17,703	16,236	14,575
Investment in an unconsolidated affiliate	3,240	3,389	3,369	0	0
Other assets	30,935	21,457	14,193	15,239	18,059

TOTAL ASSETS	$1,054,043	$1,013,399	$1,009,483	$848,201	$836,169

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loan payable	$517,025	$472,866	$468,241	$408,716	$394,128
Accounts payable	2,784	5,732	4,884	4,299	3,764
Accrued real estate taxes payable	10,850	9,721	4,864	1,853	9,893
Other accrued liabilities	11,108	10,085	10,255	11,016	10,846
Dividends payable	9,700	9,694	9,693	7,824	7,840
Advance rents and security deposits	7,016	7,218	7,147	6,846	5,343

Total Liabilities	558,483	515,316	505,084	440,554	431,814

Minority Interest	6,844	4,672	4,672	4,672	0

Shareholders’ Equity:
Preferred stock	30	30	30	30	30
Common stock	354	354	354	300	299
Capital in excess of par value	650,131	649,838	649,787	546,968	544,689
Notes receivable from stock sales to related parties	(1,292)	(5,092)	(5,092)	(5,092)	(5,266)
Other comprehensive loss	(241)	(241)	(241)	(241)	(212)
Retained earnings (Dividends in excess of net income)	(28,768)	(19,949)	(13,553)	(7,405)	(3,566)
Treasury stock, at cost	(131,498)	(131,529)	(131,558)	(131,585)	(131,619)

Total Shareholders’ Equity	488,716	493,411	499,727	402,975	404,355

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,054,043	$1,013,399	$1,009,483	$848,201	$836,169

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data
	Three Months Ended
	09/30/04	6/30/04	3/31/04	12/31/03	9/30/03
REVENUES
Rental and other rental services	$40,974	$40,931	$39,468	$38,664	$35,163
Management fees	89	108	66	0	0

Total operating revenues	41,063	41,039	39,534	38,664	35,163

EXPENSES
Property operations	16,114	16,036	15,536	15,432	13,907
Depreciation and amortization	10,479	9,916	9,220	8,150	7,925
General and administrative	4,146	3,167	2,844	2,723	2,385
Other	47	58	52	44	36

Total operating expenses	30,786	29,177	27,652	26,349	24,253

OPERATING INCOME	10,277	11,862	11,882	12,315	10,910

OTHER INCOME AND EXPENSE
Equity in earnings of unconsolidated affiliate	65	110	131	0	0
Interest income	53	135	127	128	39
Mortgage and loan interest	(8,155)	(7,520)	(7,306)	(7,190)	(7,289)

Total other income and expense	(8,037)	(7,275)	(7,048)	(7,062)	(7,250)
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	2,240	4,587	4,834	5,253	3,660
Gain (loss) on sale or disposition of assets	0	0	0	(16)	0

INCOME BEFORE INCOME TAXES	2,240	4,587	4,834	5,237	3,660
Income taxes	0	0	0	(72)	(1)

INCOME BEFORE MINORITY INTEREST	2,240	4,587	4,834	5,309	3,661
Minority interest	72	0	0	0	0

NET INCOME	$2,168	$4,587	$4,834	$5,309	$3,661

Dividends on preferred shares	(1,588)	(1,588)	(1,588)	(1,624)	(371)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$580	$2,999	$3,246	$3,685	$3,290

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS — Diluted	$0.02	$0.11	$0.12	$0.17	$0.15

WEIGHTED AVERAGE SHARES — Diluted	27,180	27,230	26,524	21,672	21,455

OPERATING MARGIN	60.7%	60.8%	60.6%	60.1%	60.4%

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data
	Three Months Ended			Nine Months Ended
	09/30/04	09/30/03	Fav/(Unfav)	9/30/04	9/30/03	Fav/(Unfav)
REVENUES
Rental and other rental services	$40,974	$35,163	$5,811	$121,373	$107,407	$13,966
Management fees	89	0	89	263	331	(68)
Other	0	0	0	0	5	(5)

Total operating revenues	41,063	35,163	5,900	121,636	107,743	13,893

EXPENSES
Property operations	16,114	13,907	(2,207)	47,686	41,949	(5,737)
Depreciation and amortization	10,479	7,925	(2,554)	29,615	24,537	(5,078)
General and administrative	4,146	2,385	(1,761)	10,157	8,415	(1,742)
Direct cost of management fees	0	0	0	0	88	88
Other	47	36	(11)	157	103	(54)

Total operating expenses	30,786	24,253	(6,533)	87,615	75,092	(12,523)

OPERATING INCOME	10,277	10,910	(633)	34,021	32,651	1,370

OTHER INCOME AND EXPENSE
Equity in earnings of unconsolidated affiliate	65	0	65	306	0	306
Interest income	53	39	14	315	179	136
Mortgage and loan interest	(8,155)	(7,289)	(866)	(22,981)	(22,059)	(922)

Total other income and expense	(8,037)	(7,250)	(787)	(22,360)	(21,880)	(480)
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	2,240	3,660	(1,420)	11,661	10,771	890
Gain (loss) on sale or disposition of assets	0	0	0	0	589	(589)

INCOME BEFORE INCOME TAXES	2,240	3,660	(1,420)	11,661	11,360	301
Income taxes	0	(1)	(1)	0	(22)	(22)

INCOME BEFORE MINORITY INTEREST	2,240	3,661	(1,421)	11,661	11,382	279
Minority interest	72	0	(72)	72	0	(72)

NET INCOME	$2,168	$3,661	$(1,493)	$11,589	$11,382	$207
Dividends on preferred shares	(1,588)	(371)	(1,217)	(4,764)	(371)	(4,764)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$580	$3,290	$(2,710)	$6,825	$11,011	$(4,557)

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS — Diluted	$0.02	$0.15	$(0.13)	$0.25	$0.52	$(0.27)

WEIGHTED AVERAGE SHARES — Diluted	27,180	21,455	5,725	26,919	21,377	5,542

OPERATING MARGIN	60.7%	60.4%		60.7%	60.9%

CRT PROPERTIES, INC. AND SUBSIDIARIES
FUNDS FROM OPERATIONS (“FFO”)
(Unaudited)

In thousands, except per share data
	Three Months Ended
	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
FFO available to common shareholders:
Net income	$2,168	$4,587	$4,834	$5,309	$3,661
Dividends on preferred stock	(1,588)	(1,588)	(1,588)	(1,624)	(371)
Depreciation — real property	8,871	8,909	8,347	7,818	7,147
Depreciation — unconsolidated affiliate	58	170	101	—	—
Amortization — deferred tenant costs	692	718	609	436	436
Amortization — fair value of acquired leases (c)	784	179	137	(766)	378
Minority interest share of add-backs	55	—	—	—	—
Loss (gain) on sale of non-operating assets	—	—	—	16	—

FFO available to common shareholders (a)	11,040	12,975	12,440	11,189	11,251
Cash Available for Distribution:
Add (Deduct):
Rental income from straight-line rents	(1,492)	(1,407)	(1,249)	(938)	(801)
Amortization of deferred financing costs	584	378	374	370	370
Revenue maintaining building improvements	(581)	(744)	(832)	(618)	(423)
Revenue maintaining tenant improvements (b)	(999)	(1,134)	(973)	(1,212)	(804)
Revenue maintaining leasing commissions (b)	(525)	(737)	(186)	(158)	(222)

Cash Available for Distribution (a)	$8,027	$9,331	$9,574	$8,633	$9,371

Weighted average common shares/units outstanding — diluted	27,180	27,230	26,524	21,672	21,455

Per share/unit — diluted:
Funds from operations	$0.41	$0.48	$0.47	$0.52	$0.52

Cash available for distribution	$0.30	$0.34	$0.36	$0.40	$0.44

Dividends paid	$0.35	$0.35	$0.35	$0.35	$0.35

Dividend payout ratio:
Funds from operations	86.2%	73.5%	74.6%	67.8%	66.7%

Cash available for distribution	118.5%	102.1%	97.0%	87.9%	80.1%

(a) FFO available to common shareholders and cash available for distribution are non-GAAP financial measures and should not be considered as comparable to net income available to common shareholders or earnings per share.

(b) These amounts represent leasing costs associated with 2nd generation space.

(c) Due to the re-evaluation of the fair value of in-place leases by an independent third party, an adjustment of $1,144 was made in the fourth quarter of 2003.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data
			Three Months Ended
			9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Same Store Sales:
Properties	120	Revenue	$25,456	$26,590	$26,206	$26,718	$26,859
Square Feet	6,940,061	Expense	9,779	10,049	9,556	10,246	10,061

		NOI	15,677	16,541	16,650	16,472	16,798

Occupancy - Period End			81.9%	83.1%	82.8%	84.3%	84.0%
Acquisitions:
Properties	13	Revenue (c)	$15,498	$14,077	$13,143	$10,357	$8,422
Square Feet	3,552,472	Expense	6,392	6,470	5,944	5,121	3,845

		NOI	9,105	7,607	7,199	5,236	4,576

Occupancy - Period End			74.8%	73.4%	74.6%	73.2%	74.1%
Development:
Properties	—	Revenue	$—	$—	$—	$—	$—
Square Feet	—	Expense	—	—	—	—	—

		NOI	—	—	—	—	—

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
Properties	—	Revenue	$20	$264	$119	$327	$0
Square Feet	—	Expense	(58)	(483)	37	64	0

		NOI	78	747	82	263	(0)

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
Properties	133	Revenue	$40,973	$40,931	$39,468	$37,402	$35,281
Square Feet	10,492,533	Expense	16,113	16,036	15,537	15,431	13,907

		NOI	24,860	24,895	23,931	21,971	21,374

Occupancy - Period End			79.5%	80.1%	80.3%	81.3%	81.5%

(a) Net Operating Income is defined as rental and other rental services revenue less property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes adjustments for the fair value of acquired leases.

     CRT PROPERTIES, INC. AND SUBSIDIARIES NET OPERATING INCOME (a) (b) (Unaudited)

In thousands, except SF and per share data
			Three Months Ended			Nine Months Ended
			9/30/04	9/30/03	Fav/(Unfav)	9/30/04	9/30/03	Fav/(Unfav)
Same Store Sales:
Properties	120	Revenue	$25,456	$26,859	$(1,403)	$78,251	$81,774	$(3,523)
Square Feet	6,940,061	Expense	9,779	10,061	282	29,384	30,016	632

		NOI	15,677	16,798	(1,121)	48,867	51,759	(2,891)

Occupancy - Period End			81.9%	84.0%	-2.1%	81.9%	84.0%	-2.1%
Acquisitions:
Properties	13	Revenue (c)	$15,498	$8,422	$7,076	$42,718	$25,645	$17,073
Square Feet	3,552,472	Expense	6,392	3,845	(2,547)	18,806	12,057	(6,749)

		NOI	9,105	4,576	4,529	23,912	13,588	10,324

Occupancy - Period End			74.8%	74.1%	0.8%	74.8%	74.1%	0.8%
Development:
Properties	—	Revenue	$—	$—	$—	$—	$—	$—
Square Feet	—	Expense	—	—	—	—	—	—

		NOI	—	—	—	—	—	—

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
Properties	—	Revenue	$20	$0	$20	$404	$105	$298
Square Feet	—	Expense	(58)	0	59	(504)	(142)	362

		NOI	78	(0)	78	908	247	661

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
Properties	133	Revenue	$40,973	$35,281	$5,692	$121,373	$107,525	$13,848
Square Feet	10,492,533	Expense	16,113	13,907	(2,206)	47,686	41,931	(5,755)

		NOI	24,860	21,374	3,486	73,687	65,594	8,093

Occupancy - Period End			79.5%	81.5%	-2.0%	79.5%	81.5%	-2.0%

(a) Net Operating Income is defined as rental and other rental services revenue less property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes adjustments for the fair value of acquired leases.

CRT PROPERTIES, INC. AND SUBSIDIARIES
CAPITAL EXPENDITURES
(Unaudited)

	Three Months Ended
	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Revenue Maintaining:
Building Improvements	$579,850	$743,836	$831,820	$617,606	$423,302	$694,892
Tenant Improvements - 2001 Leasing	—	9,146	11,039	17,411	75,890	26,104
Tenant Improvements - 2002 Leasing	18,787	62,302	87,225	69,203	28,031	217,127
Tenant Improvements - 2003 Leasing	197,505	228,802	199,982	1,125,336	700,056	1,148,118
Tenant Improvements - 2004 Leasing	782,850	833,467	674,736	—	—	—
Leasing Commissions - 2001 Leasing	1,285	—	2,537	—	1,235	2,047
Leasing Commissions - 2002 Leasing	—	—	—	—	8,251	661
Leasing Commissions - 2003 Leasing	(9,186)	3,778	38,359	157,790	212,803	263,379
Leasing Commissions - 2004 Leasing	532,584	733,763	144,748	—	—	—

Revenue Maintaining Capital Expenditures	2,103,675	2,615,094	1,990,446	1,987,345	1,449,568	2,352,328

Revenue Enhancing:
Building Improvements	1,455,494	4,804,356	1,559,782	970,930	1,207,945	781,462
Tenant Improvements - 2002 Leasing	42	157	—	7,436	(63,719)	732,711
Tenant Improvements - 2003 Leasing	5,356	33,778	700,580	1,871,953	1,127,369	421,104
Tenant Improvements - 2004 Leasing	2,230,934	2,989,738	572,475	—	—	—
Leasing Commissions - 2002 Leasing	—	—	—	—	53,491	10,250
Leasing Commissions - 2003 Leasing	29,963	24,196	196,953	407,466	208,379	251,269
Leasing Commissions - 2004 Leasing	858,110	962,064	264,787	—	—	—

Revenue Enhancing Capital Expenditures	4,579,899	8,814,289	3,294,577	3,257,785	2,533,465	2,196,796

Total Capital Expenditures	$6,683,574	$11,429,383	$5,285,023	$5,245,130	$3,983,033	$4,549,124

CRT PROPERTIES, INC. AND SUBSIDIARIES
SUMMARY OF OUTSTANDING DEBT
AS OF SEPTEMBER 30, 2004

				Monthly	Outstanding	Outstanding
	Interest			Debt	Balance	Balance
Description	Rate	Maturity		Service	9/30/04	12/31/03
				$(000)	$(000)	$(000)
Fixed Rate:
Northwestern Mutual — Tranche A	8.19%	01/02/07		789	87,688	89,335
Northwestern Mutual — Tranche B	8.33%	01/02/09		710	78,055	79,512
Northwestern Mutual — Tranche C	7.10%	01/02/07		105	13,445	13,665
Northwestern Mutual — Tranche D	7.10%	01/02/09		216	27,714	28,166
Allstate Life	8.20%	12/01/06		165	18,279	18,592
Metropolitan Life	5.26%	01/01/08		373	85,000	85,000
Innman Family	8.00%	12/31/08		7	978	978
Nomura #1	5.55%	08/11/14		64	13,800	—
Nomura #2	5.39%	09/11/14		69	15,190	—

Total Fixed Rate Debt	7.13%			2,498	340,149	315,248

Variable Rate:
GE Capital		06/30/21	(d)	0	0	1,468
Column Financial (a)	4.63%	12/09/04	(b)	293	77,000	77,000
Fleet Secured Revolving Credit Facility - $100 Million		12/27/04	(f)	0	0	15,000
Wells Fargo Secured Revolving Credit Facility — $165 Million	3.35%	08/23/07	(e)	16	24,000	0
Metropolitan Life	3.25%	01/01/15	(c)	203	75,876	0

Total Variable Rate Debt	3.86%			512	176,876	93,468

Total Debt	6.01%			3,010	517,025	408,716

Market Capitalization:
Total Debt					517,025	408,716
Preferred Stock					78,787	80,730
Common Stock					576,083	449,910

Total Market Capitalization					1,171,895	939,356

Amount
$ (000)
Schedule of Mortgage Maturities by Year:
2004	78,463
2005	6,067
2006	23,657
2007	122,046
2008	89,545
Thereafter	197,247

Total	517,025

(a)	Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.

(b)	Column Financial loan has three one-year extension options.

(c)	Loan will convert to a fixed interest rate loan of 5.49% on January 1, 2005.

(d)	This loan was prepaid in full without penalty on July 2, 2004.

(e)	Wells Fargo loan has a one-year extension option.

CRT PROPERTIES, INC. AND SUBSIDIARIES
OPERATING PROPERTY ACQUISITIONS
2003 AND 2004

		Rentable			Percent
		Square	Date	Purchase	Leased
Property	Location	Feet	Purchased	Price (a)	9/30/04
2003
Dallas Cigna Plaza	Dallas, TX	127,226	9/11/2003	$15,170,000	95%
Dallas Tollway Crossing	Dallas, TX	152,163	9/11/2003	$17,980,000	100%
McGinnis Park (b)	Atlanta, GA	202,279	12/30/2003	$19,690,000	58%

		481,668		$52,840,000	81%

2004
Broward Financial Center (c)	Fort Lauderdale, FL	325,583	1/12/2004	$5,100,000	86%
Atlantic Center Plaza	Atlanta, GA	502,579	1/27/2004	$116,500,000	88%
Decoverly	Rockville, MD	154,787	4/2/2004	$42,000,000	93%
Baymeadows Way	Jacksonville, FL	224,281	7/23/2004	$20,800,000	100%
Westchase Corporate Center	Houston, TX	184,259	8/16/2004	$20,300,000	94%

		1,391,489		$204,700,000	91%

(a)	Purchase price consists of the contract price only and does not include closing costs.

(b)	Joint venture acquisition in which Koger is 75% partner with a cumulative preferred return.

(c)	The Company has a 30% interest in this joint venture that is accounted for using the equity method.

CRT PROPERTIES, INC. AND SUBSIDIARIES
BUILDING COMPLETIONS
2003 and 2004

Percent
		Square	Month		Leased
Property	Location	Feet	Completed	Total Cost (a)	9/30/04
2003
None.
2004
None.

(a)	Includes land and building construction costs. Does not include tenant improvement costs.

CRT PROPERTIES, INC. AND SUBSIDIARIES
BUILDINGS UNDER CONSTRUCTION
SEPTEMBER 30, 2004

		Square	Expected	Projected	Pre-Leasing
Property	Location	Feet	Completion	Cost	to Date
None.

		—		$—

CRT PROPERTIES, INC. AND SUBSIDIARIES
TWENTY-FIVE LARGEST TENANTS
BASED ON ANNUALIZED GROSS RENTS
AS OF SEPTEMBER 30, 2004

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Tenant (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent
US GOVERNMENT	46	934,517	74	11.3%	$17,507,433	11.2%
STATE OF FLORIDA	35	650,752	30	7.9%	11,259,434	7.2%
BLUE CROSS & BLUE SHIELD	8	560,689	18	6.8%	9,161,696	5.9%
ALSTON & BIRD, LLP	1	229,394	109	2.8%	6,544,407	4.2%
BECHTEL CORPORATION	1	358,947	57	4.3%	6,460,729	4.1%
SIX CONTINENTS HOTELS	2	309,641	54	3.7%	5,800,778	3.7%
CIGNA GENERAL LIFE INSURANCE	1	116,423	54	1.4%	2,995,970	1.9%
CITIFINANCIAL	1	159,827	35	1.9%	2,927,248	1.9%
LANDSTAR SYSTEM HOLDINGS INC	1	176,000	122	2.1%	2,600,905	1.7%
SPIRENT	2	104,583	23	1.3%	2,518,044	1.6%
CITIGROUP	1	224,281	118	2.7%	2,130,669	1.4%
ZURICH INSURANCE COMPANY	2	97,913	28	1.2%	1,934,221	1.2%
NORTHERN TELECOM, INC.	1	62,155	21	0.8%	1,742,526	1.1%
WASHINGTON MUTUAL BANK	2	86,361	49	1.0%	1,481,791	0.9%
TRANSCORE	1	60,840	38	0.7%	1,461,691	0.9%
ACS STATE HEALTHCARE	1	52,689	53	0.6%	1,191,372	0.8%
FORD MOTOR COMPANY	3	65,485	45	0.8%	1,170,723	0.7%
SARA LEE CORP	1	51,188	9	0.6%	978,854	0.6%
NETWORK ASSOCIATES	1	31,484	22	0.4%	836,400	0.5%
CHECK SOLUTIONS COMPANY	1	40,307	52	0.5%	830,679	0.5%
NEXTIRA ONE	1	29,168	38	0.4%	810,867	0.5%
MERGENT — FIS INC.	1	45,040	35	0.5%	806,034	0.5%
BEST SOFTWARE INC	1	47,110	51	0.6%	801,058	0.5%
NAVISION SOFTWARE US, INC.	1	37,783	35	0.5%	786,714	0.5%
HUNTSMAN CORP	1	0 (c)	119	0.0%	1,569,230	1.0%

Total / Weighted Average	117	4,532,577	55	54.8%	$86,309,474	55.3%

(a)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2004 multiplied by 12.

(c)	Huntsman is Leased & Unoccupied effective 8/1/04, they are continuing to pay rent on 97,358 sq ft.through their Lease Expiration

CRT PROPERTIES, INC. AND SUBSIDIARIES
INDUSTRY DIVERSIFICATION
AS OF SEPTEMBER 30, 2004

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Industry (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent
Professional, Scientific, and Technical Services	220	1,961,552	53	23.7%	$39,997,951	25.6%
Finance and Insurance	176	2,113,749	39	25.6%	36,961,763	23.7%
Public Adminstration	91	1,636,922	55	19.8%	29,592,493	18.9%
Information	56	575,599	31	7.0%	12,082,965	7.7%
Manufacturing	53	431,185	52	5.2%	9,840,847	6.3%
Accomodation and Food Services	9	335,106	52	4.1%	6,289,922	4.0%
Transportation and Warehousing	7	228,587	107	2.8%	3,390,815	2.2%
Wholesale Trade	19	141,343	35	1.7%	2,886,266	1.8%
Administrative and Support Services	35	149,756	38	1.8%	2,706,179	1.7%
Construction	18	127,586	38	1.5%	2,358,069	1.5%
Other (c)	254	564,860	33	6.8%	10,075,202	6.5%

Total / Weighted Average	938	8,266,245	35	100.0%	$156,182,471	100.0%

(a)	Classifications are based on the North American Indistrial Classification System (NAICS).

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2004 multiplied by 12.

(c)	Includes leases whose classification does not total 1.0% or more of the portfolio’s annualized gross rent.

CRT PROPERTIES, INC. AND SUBSIDIARIES
SUMMARY OF ASSETS BY CITY
AS OF SEPTEMBER 30, 2004

		# of	Age		% Square	%
City	State	Bldgs	(yrs)	Square Feet	Feet	NOI (a)
Atlanta	GA	29	13	3,081,915	29.4%	30.6%
Houston	TX	4	21	1,385,375	13.2%	15.4%
Orlando	FL	28	19	1,303,258	12.4%	11.0%
Jacksonville	FL	12	7	1,392,441	13.3%	9.5%
Tallahassee	FL	19	21	835,840	8.0%	7.7%
Charlotte	NC	15	17	709,299	6.8%	6.5%
St. Petersburg	FL	15	21	672,085	6.4%	6.0%
Memphis	TN	6	11	533,017	5.1%	5.7%
Dallas	TX	2	6	279,389	2.7%	4.3%
Richmond	VA	1	17	145,127	1.4%	1.7%
Rockville	MD	2	15	154,787	1.5%	1.5%

Total		133	15	10,492,533	100.0%	100.0%

(a)	Based on Net Operating Income for the third quarter of 2004.

CRT PROPERTIES, INC. AND SUBSIDIARIES
OCCUPANCY SUMMARY
AS OF SEPTEMBER 30, 2004

	Square Footage					Percentage
		Leased, Not	Leased,				Leased, Not	Leased,
	Occupied	Commenced (a)	Unoccupied	Vacant	Total	Occupied	Commenced (a)	Unoccupied	Vacant	Total
Atlanta	2,434,497	106,495	3,195	537,728	3,081,915	79.0%	3.5%	0.1%	17.4%	100.0%
Jacksonville	1,342,834	0		49,607	1,392,441	96.4%	0.0%	0.0%	3.6%	100.0%
Orlando	1,038,344	87,075	4,497	173,342	1,303,258	79.7%	6.7%	0.3%	13.3%	100.0%
Houston	943,607	27,075	120,808	293,885	1,385,375	68.1%	2.0%	8.7%	21.2%	100.0%
St. Petersburg	547,387	66,134		58,564	672,085	81.4%	9.8%	0.0%	8.7%	100.0%
Tallahassee	612,873	22,589		200,378	835,840	73.3%	2.7%	0.0%	24.0%	100.0%
Charlotte	400,190	31,520		277,589	709,299	56.4%	4.4%	0.0%	39.1%	100.0%
Memphis	465,702	5,341		61,974	533,017	87.4%	1.0%	0.0%	11.6%	100.0%
Dallas	274,761	0		4,628	279,389	98.3%	0.0%	0.0%	1.7%	100.0%
Richmond	138,355	5,610		1,162	145,127	95.3%	3.9%	0.0%	0.8%	100.0%
Rockville	143,812	0		10,975	154,787	92.9%	0.0%	0.0%	7.1%	100.0%

Total	8,342,362	351,839	128,500	1,669,832	10,492,533	79.5%	3.4%	1.2%	15.9%	100.0%

(a)	Includes square footage of fully executed leases for vacant space that commence on a future date.

CRT PROPERTIES, INC. AND SUBSIDIARIES
OCCUPANCY TREND

		As of
	MSA
	Square Feet	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Atlanta — SSS	1,573,275	1,363,284	1,379,866	1,396,485	1,390,533	1,396,604
		86.7%	88.0%	89.1%	88.7%	89.1%
Orlando	1,303,258	1,038,344	1,028,813	1,023,348	1,090,309	1,082,934
		79.7%	78.9%	78.5%	83.6%	83.0%
Jacksonville	1,168,160	1,118,553	1,145,696	1,107,116	1,160,504	1,160,630
		95.8%	98.1%	94.8%	99.3%	99.4%
Charlotte	709,299	400,190	442,447	446,989	450,981	428,146
		56.4%	62.4%	63.0%	63.6%	60.4%
St. Petersburg	672,085	547,387	583,874	592,001	593,381	587,761
		81.4%	87.4%	88.6%	88.8%	87.9%
Tallahassee	835,840	612,873	589,073	594,955	587,201	593,429
		73.3%	70.5%	71.3%	70.4%	71.2%
Memphis	533,017	465,702	457,300	436,888	430,435	426,170
		87.4%	85.8%	82.0%	80.7%	79.9%
Richmond	145,127	138,355	133,165	136,839	136,534	143,184
		95.3%	91.8%	94.3%	94.1%	98.7%

Same Store	6,940,061	5,684,688	5,760,234	5,734,621	5,839,878	5,818,858
		81.9%	83.1%	82.8%	84.3%	84.0%

Houston	1,385,375	943,607	870,210	886,813	917,566	898,344
		68.1%	72.2%	73.6%	76.2%	74.6%
Atlanta — ACQ	1,508,640	1,071,213	1,029,991	1,076,963	637,121	528,094
		71.0%	68.2%	71.3%	63.3%	65.6%
Dallas — ACQ	279,389	274,761	268,586	268,586	268,586	268,586
		98.3%	96.1%	96.1%	96.1%	96.1%
Jacksonville — ACQ	224,281	224,281
		100.0%
Rockville — ACQ	154,787	143,812	141,809
		92.9%	91.6%

Acquisitions	3,552,472	2,657,674	2,310,596	2,232,362	1,823,273	1,695,024
		74.8%	73.4%	74.6%	73.2%	74.1%

Total	10,492,533	8,342,362	8,070,830	7,966,983	7,663,151	7,513,882
		79.5%	80.1%	80.3%	81.3%	81.5%

CRT PROPERTIES, INC. AND SUBSIDIARIES
LEASING SUMMARY

		For The Three Months Ended 9/30/04
				Expirations (b) (c)
MSA	Square Feet	Leased 6/30/04 (a)		(d)	Renewals	Leasing Retention
Atlanta	3,081,915	2,533,001		89,069	62,560	70.2%
Jacksonville	1,392,441	1,369,977		88,278	61,135	69.3%
Orlando	1,303,258	1,137,529		95,424	27,206	28.5%
Houston	1,385,375	1,048,582		52,694	34,520	65.5%
Tallahassee	835,840	584,160		24,365	16,229	66.6%
St. Petersburg	672,085	581,395		122,921	82,012	66.7%
Charlotte	709,299	442,537		74,759	16,063	21.5%
Memphis	533,017	461,967		13,099	12,356	94.3%
Richmond	145,127	139,836		53,644	52,978	98.8%
Dallas	279,389	268,586		0	0	0.0%
Rockville	154,787	141,809	(e)	0	0	0.0%

Total	10,492,533	8,709,379		614,253	365,059	59.4%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For The Three Months Ended 9/30/04
	New and Backfill	Gross Activity	Net Absorption	Leased 9/30/04 (a)	Leased 6/30/04	Leased 9/30/04
Atlanta	37,695	100,255	11,186	2,544,187	82.2%	82.6%
Jacksonville	0	61,135	(27,143)	1,342,834	98.4%	96.4%
Orlando	60,605	87,811	(7,613)	1,129,916	87.3%	86.7%
Houston	61,082	95,602	42,908	1,091,490	75.7%	78.8%
Tallahassee	59,438	75,667	51,302	635,462	69.9%	76.0%
St. Petersburg	73,035	155,047	32,126	613,521	86.5%	91.3%
Charlotte	47,869	63,932	(10,827)	431,710	62.4%	60.9%
Memphis	9,819	22,175	9,076	471,043	86.7%	88.4%
Richmond	4,795	57,773	4,129	143,965	96.4%	99.2%
Dallas	6,175	6,175	6,175	274,761	96.1%	98.3%
Rockville	2,003	2,003	2,003	143,812	91.6%	92.9%

Total	362,516	727,575	113,322	8,822,701	83.0%	84.1%

(a)	Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.

(b)	Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c)	Expirations also include leases that ended due to a termination right or default.

(d)	Negative expirations indicate the resumed occupancy of buffered space.

(e)	Includes Decoverly which was acquired 4/2/04.

CRT PROPERTIES, INC. AND SUBSIDIARIES
LEASE DISTRIBUTION
AS OF SEPTEMBER 30, 2004

			Tenant
			Occupied	Percent	Annualized	Average	Percent
	Number of	Percent of	Square	of Square	Gross	Annualized	of Total	Remaining
Category	Leases (a)	Leases	Feet (b)	Feet	Rent (c)	Rent PSF	Rents	Term
2,500 or Less	435	46.4%	543,758	6.6%	$9,930,481	$18.26	6.4%	21
2,501 - 5,000	199	21.2%	699,931	8.5%	13,103,633	$18.72	8.4%	32
5,001 - 7,500	91	9.7%	555,184	6.7%	10,109,865	$18.21	6.5%	32
7,501 - 10,000	47	5.0%	400,240	4.8%	7,254,282	$18.12	4.6%	35
10,001 - 20,000	72	7.7%	1,005,328	12.2%	19,264,303	$19.16	12.3%	36
20,001 - 40,000	53	5.7%	1,468,999	17.8%	27,786,939	$18.92	17.8%	49
40,001 - 60,000	19	2.0%	926,362	11.2%	16,919,935	$18.26	10.8%	45
60,001 - 100,000	13	1.4%	934,263	11.3%	20,144,654	$21.56	12.9%	55
100,001 or Greater	9	1.0%	1,732,180	21.0%	31,668,378	$18.28	20.3%	71

Total / Weighted Average	938	100.0%	8,266,245	100.0%	$156,182,471	$18.89	100.0%	47

	Square Feet	% of Total
Square footage occupied by tenants	8,266,245	78.8%
Square footage attributable to vending/antenna	4,113	0.0%
Square footage occupied by owner/building use	72,004	0.7%

Total Occupied Square Footage	8,342,362	79.5%

Leased square footage	351,839	3.4%
Leased and unoccupied by tenants	128,500	1.2%
Vacant square footage	1,669,832	15.9%

Total Net Rentable Square Footage	10,492,533	100.0%

(a)	Analysis does not include owner occupied space, vending leases and antenna leases.

(b)	Total net rentable square feet represented by existing leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2004 multiplied by 12.

CRT PROPERTIES, INC. AND SUBSIDIARIES
LEASE EXPIRATIONS
AS OF SEPTEMBER 30, 2004

City	Item	2004	2005	2006	2007	2008
Atlanta	Square Feet (a)	53,314	181,631	104,992	231,599	306,704
	% Square Feet (b)	1.73%	5.89%	3.41%	7.51%	9.95%
	Annualized Rent (c)	1,149,684	3,746,713	2,364,177	4,727,170	5,923,363
	Number of Leases (d)	25	42	42	36	29
	Rent PSF	$21.56	$20.63	$22.52	$20.41	$19.31

Jacksonville	Square Feet (a)	71,741	172,771	239,300	293,292	97,729
	% Square Feet (b)	5.15%	12.41%	17.19%	21.06%	7.02%
	Annualized Rent (c)	1,199,528	2,518,089	4,095,885	5,525,130	1,686,239
	Number of Leases (d)	3	4	8	10	4
	Rent PSF	$16.72	$14.57	$17.12	$18.84	$17.25

Orlando	Square Feet (a)	166,490	183,799	174,097	196,343	168,766
	% Square Feet (b)	12.77%	14.10%	13.36%	15.07%	12.95%
	Annualized Rent (c)	3,065,955	3,421,330	3,228,530	3,322,450	2,944,172
	Number of Leases (d)	45	55	45	36	15
	Rent PSF	$18.42	$18.61	$18.54	$16.92	$17.45

Houston	Square Feet (a)	33,783	133,854	63,486	134,543	102,541
	% Square Feet (b)	2.44%	9.66%	4.58%	9.71%	7.40%
	Annualized Rent (c)	676,760	2,939,950	1,376,644	2,723,421	1,972,669
	Number of Leases (d)	10	19	12	16	19
	Rent PSF	$20.03	$21.96	$21.68	$20.24	$19.24

Tallahassee	Square Feet (a)	55,538	27,510	198,646	109,883	148,287
	% Square Feet (b)	6.64%	3.29%	23.77%	13.15%	17.74%
	Annualized Rent (c)	979,360	495,358	3,402,366	2,036,529	2,630,132
	Number of Leases (d)	17	16	10	4	3
	Rent PSF	$17.63	$18.01	$17.13	$18.53	$17.74

St. Petersburg	Square Feet (a)	48,399	125,572	80,178	104,255	109,533
	% Square Feet (b)	7.20%	18.68%	11.93%	15.51%	16.30%
	Annualized Rent (c)	769,430	2,029,300	1,229,883	2,042,906	2,056,141
	Number of Leases (d)	19	35	17	24	8
	Rent PSF	$15.90	$16.16	$15.34	$19.60	$18.77

Charlotte	Square Feet (a)	7,292	39,663	90,072	67,400	51,984
	% Square Feet (b)	1.03%	5.59%	12.70%	9.50%	7.33%
	Annualized Rent (c)	160,185	678,078	1,495,950	1,078,641	848,562
	Number of Leases (d)	3	16	14	9	10
	Rent PSF	$21.97	$17.10	$16.61	$16.00	$16.32

Memphis	Square Feet (a)	7,209	126,785	97,533	59,416	58,823
	% Square Feet (b)	1.35%	23.79%	18.30%	11.15%	11.04%
	Annualized Rent (c)	138,115	2,497,284	1,812,439	1,066,684	1,157,920
	Number of Leases (d)	3	24	25	19	6
	Rent PSF	$19.16	$19.70	$18.58	$17.95	$19.68

Richmond	Square Feet (a)	2,742	42,152	33,404	31,021	8,825
	% Square Feet (b)	1.89%	29.04%	23.02%	21.38%	6.08%
	Annualized Rent (c)	54,992	830,520	702,057	618,194	168,658
	Number of Leases (d)	2	5	6	6	2
	Rent PSF	$20.06	$19.70	$21.02	$19.93	$19.11

Dallas	Square Feet (a)	9,043	0	62,155	90,008	6,175
	% Square Feet (b)	3.24%	0.00%	22.25%	32.22%	2.21%
	Annualized Rent (c)	206,542	0	1,742,526	2,272,558	92,625
	Number of Leases (d)	1	0	1	2	1
	Rent PSF	$22.84	$0.00	$28.04	$25.25	$15.00

Rockville	Square Feet (a)	0	0	141,809	2,003	0
	% Square Feet (b)	0.00%	0.00%	91.62%	1.29%	0.00%
	Annualized Rent (c)	0	0	3,512,203	50,476	0
	Number of Leases (d)	0	0	4	1	0
	Rent PSF	$0.00	$0.00	$24.77	$25.20	$0.00

Total	Square Feet (a)	455,551	1,033,737	1,285,672	1,319,763	1,059,367
	% Square Feet (b)	4.34%	9.85%	12.25%	12.58%	10.10%
	Annualized Rent (c)	8,400,552	19,156,622	24,962,659	25,464,158	19,480,481
	Number of Leases (d)	128	216	184	163	97
	Rent PSF	$18.44	$18.53	$19.42	$19.29	$18.39

[Additional columns below]

[Continued from above table, first column(s) repeated]

City	Item	2009	2010	2011	2012	2013+	2014+	Total
Atlanta	Square Feet (a)	668,732	133,311	84,395	161,048	276,647	212,452	2,414,825
	% Square Feet (b)	21.70%	4.33%	2.74%	5.23%	8.98%	6.89%	78.35%
	Annualized Rent (c)	12,637,633	2,462,549	1,528,524	3,874,346	7,181,377	3,630,325	49,225,861
	Number of Leases (d)	23	7	8	9	2	7	230
	Rent PSF	$18.90	$18.47	$18.11	$24.06	$25.96	$17.09	$20.38

Jacksonville	Square Feet (a)	6,917	0	56,249	0	0	400,281	1,338,280
	% Square Feet (b)	0.50%	0.00%	4.04%	0.00%	0.00%	28.75%	96.11%
	Annualized Rent (c)	133,469	0	1,001,351	0	0	4,731,575	20,891,266
	Number of Leases (d)	2	0	2	0	0	2	35
	Rent PSF	$19.30	$0.00	$17.80	$0.00	$0.00	$11.82	$15.61

Orlando	Square Feet (a)	116,381	23,507	0	7,080	0	0	1,036,463
	% Square Feet (b)	8.93%	1.80%	0.00%	0.54%	0.00%	0.00%	79.53%
	Annualized Rent (c)	1,745,719	392,216	0	174,992	0	0	18,295,363
	Number of Leases (d)	12	4	0	1	0	0	213
	Rent PSF	$15.00	$16.69	$0.00	$24.72	$0.00	$0.00	$17.65

Houston	Square Feet (a)	417,933	29,092	0	26,346	0	110,502	1,052,080
	% Square Feet (b)	30.17%	2.10%	0.00%	1.90%	0.00%	7.98%	75.94%
	Annualized Rent (c)	7,513,477	548,175	0	439,726	0	1,766,209	19,957,030
	Number of Leases (d)	14	4	0	2	0	2	98
	Rent PSF	$17.98	$18.84	$0.00	$16.69	$0.00	$15.98	$18.97

Tallahassee	Square Feet (a)	30,161	9,791	26,696	0	0	0	606,512
	% Square Feet (b)	3.61%	1.17%	3.19%	0.00%	0.00%	0.00%	72.56%
	Annualized Rent (c)	196,756	146,865	354,125	0	0	0	10,241,492
	Number of Leases (d)	2	1	1	0	0	0	54
	Rent PSF	$6.52	$15.00	$13.27	$0.00	$0.00	$0.00	$16.89

St. Petersburg	Square Feet (a)	43,592	33,025	0	0	0	0	544,554
	% Square Feet (b)	6.49%	4.91%	0.00%	0.00%	0.00%	0.00%	81.02%
	Annualized Rent (c)	652,998	477,835	0	0	0	0	9,258,492
	Number of Leases (d)	8	3	0	0	0	0	114
	Rent PSF	$14.98	$14.47	$0.00	$0.00	$0.00	$0.00	$17.00

Charlotte	Square Feet (a)	90,229	18,443	29,895	0	0	0	394,978
	% Square Feet (b)	12.72%	2.60%	4.21%	0.00%	0.00%	0.00%	55.69%
	Annualized Rent (c)	1,502,905	235,984	504,643	0	0	0	6,504,949
	Number of Leases (d)	9	3	3	0	0	0	67
	Rent PSF	$16.66	$12.80	$16.88	$0.00	$0.00	$0.00	$16.47

Memphis	Square Feet (a)	21,515	18,188	69,165	0	4,500	0	463,134
	% Square Feet (b)	4.04%	3.41%	12.98%	0.00%	0.84%	0.00%	86.89%
	Annualized Rent (c)	367,545	292,852	1,002,086	0	69,750	0	8,404,676
	Number of Leases (d)	6	3	4	0	1	0	91
	Rent PSF	$17.08	$16.10	$14.49	$0.00	$15.50	$0.00	$18.15

Richmond	Square Feet (a)	18,870	0	0	0	0	0	137,014
	% Square Feet (b)	13.00%	0.00%	0.00%	0.00%	0.00%	0.00%	94.41%
	Annualized Rent (c)	362,564	0	0	0	0	0	2,736,984
	Number of Leases (d)	4	0	0	0	0	0	25
	Rent PSF	$19.21	$0.00	$0.00	$0.00	$0.00	$0.00	$19.98

Dallas	Square Feet (a)	107,380	0	0	0	0	0	274,761
	% Square Feet (b)	38.43%	0.00%	0.00%	0.00%	0.00%	0.00%	98.34%
	Annualized Rent (c)	2,789,428	0	0	0	0	0	7,103,679
	Number of Leases (d)	1	0	0	0	0	0	6
	Rent PSF	$25.98	$0.00	$0.00	$0.00	$0.00	$0.00	$25.85

Rockville	Square Feet (a)	0	0	0	0	0	0	143,812
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	92.91%
	Annualized Rent (c)	0	0	0	0	0	0	3,562,679
	Number of Leases (d)	0	0	0	0	0	0	5
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$24.77

Total	Square Feet (a)	1,521,710	265,357	266,400	194,474	281,147	723,235	8,406,413
	% Square Feet (b)	14.50%	2.53%	2.54%	1.85%	2.68%	6.89%	80.12%
	Annualized Rent (c)	27,902,495	4,556,475	4,390,729	4,489,064	7,251,127	10,128,108	156,182,471
	Number of Leases (d)	81	25	18	12	3	11	938
	Rent PSF	$18.34	$17.17	$16.48	$23.08	$25.79	$14.00	$18.58

(a)	Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.

(b)	Percentage of total net rentable feet represented by expiring leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2004 multiplied by 12. Rent abatements are not included in this analysis.

(d)	Analysis does not include owner occupied space, vending leases and antenna leases.

(e)	includes leased and unoccupied suites

CRT PROPERTIES, INC. AND SUBSIDIARIES
NET EFFECTIVE RENTS (a)

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	Average
New/Backfill
Number of leases	66	53	40	48	52
Rentable square footage leased	353,524	265,959	167,078	181,905	242,117
Average per rentable square foot over the lease term:
Gross Rent	$17.26	$21.46	$18.17	$18.02	$18.69
Tenant improvements	(2.46)	(2.64)	(2.72)	(2.34)	(2.53)
Leasing commissions	(0.69)	(1.06)	(0.59)	(0.75)	(0.78)
Other/concessions	(1.20)	(0.72)	(0.71)	(0.44)	(0.81)

Effective Rent	12.91	17.04	14.15	14.49	14.57
Expense stop	(5.35)	(6.41)	(4.62)	(5.46)	(5.51)

Equivalent effective net rent	$7.56	$10.63	$9.53	$9.03	$9.07

Average term (yrs)	5.2	6.5	5.4	4.0	5.3

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	Average
Renewals Number of leases	57	56	42	37	48
Rentable square footage leased	329,279	278,593	142,832	202,518	238,306
Average per rentable square foot over the lease term:
Gross Rent	$17.32	$18.97	$16.68	$18.02	$17.78
Tenant improvements	(0.77)	(0.84)	(1.37)	(0.39)	(0.82)
Leasing commissions	(0.26)	(0.26)	(0.28)	(0.08)	(0.22)
Other/concessions	(0.21)	(0.33)	(0.08)	(0.21)	(0.22)

Effective Rent	16.08	17.54	14.95	17.34	16.53
Expense stop	(4.81)	(5.45)	(5.54)	(5.66)	(5.31)

Equivalent effective net rent	$11.27	$12.09	$9.41	$11.68	$11.22

Average term (yrs)	3.4	3.3	3.4	2.5	3.2

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	Average
Total Number of leases	123	109	82	85	100
Rentable square footage leased	682,803	544,552	309,910	384,423	480,422
Average per rentable square foot over the lease term:
Gross Rent	$17.28	$20.61	$17.64	$18.02	$18.37
Tenant improvements	(1.82)	(2.02)	(2.24)	(1.54)	(1.89)
Leasing commissions	(0.52)	(0.78)	(0.48)	(0.47)	(0.57)
Other/concessions	(0.82)	(0.59)	(0.48)	(0.34)	(0.58)

Effective Rent	14.12	17.22	14.43	15.67	15.33
Expense stop	(5.15)	(6.08)	(4.94)	(5.54)	(5.44)

Equivalent effective net rent	$8.97	$11.14	$9.49	$10.13	$9.89

Average term (yrs)	4.3	4.8	4.5	3.3	4.2

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

CRT PROPERTIES, INC. AND SUBSIDIARIES
CAPITAL EXPENDITURES — LEASING ACTIVITY (a)

	Three Months Ended, Dollars (b)					Three Months Ended, PSF
	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03	9/30/04	6/30/04	3/31/04	12/31/03	9/30/03
Renewal Leasing:
RSF Leased	329,279	278,593	142,832	202,518	134,632	329,279	278,593	142,832	202,518	134,632
Tenant Improvements	$876,604	$764,892	$671,760	$198,645	$368,405	$2.66	$2.75	$4.70	$0.98	$2.74
Leasing Commissions	$297,886	$238,207	$138,663	$40,153	$96,107	$0.90	$0.86	$0.97	$0.20	$0.71

Total Renewal	$1,174,490	$1,003,099	$810,423	$238,798	$464,512	$3.57	$3.60	$5.67	$1.18	$3.45

Backfill Leasing:
RSF Leased	137,179	64,345	45,853	47,586	73,355	137,179	64,345	45,853	47,586	73,355
Tenant Improvements	$2,299,164	$395,464	$666,295	$342,765	$618,026	$16.76	$6.15	$14.53	$7.20	$8.43
Leasing Commissions	$495,973	$263,069	$119,045	$113,057	$129,522	$3.62	$4.09	$2.60	$2.38	$1.77

Total Backfill	$2,795,137	$658,533	$785,340	$455,822	$747,548	$20.38	$10.23	$17.13	$9.58	$10.19

Sub-Total Revenue Maintaining:
RSF Leased	466,458	342,938	188,685	250,104	207,987	466,458	342,938	188,685	250,104	207,987
Tenant Improvements	$3,175,768	$1,160,356	$1,338,055	$541,410	$986,431	$6.81	$3.38	$7.09	$2.16	$4.74
Leasing Commissions	$793,859	$501,276	$257,708	$153,210	$225,629	$1.70	$1.46	$1.37	$0.61	$1.08

Total Revenue Maintaining	$3,969,627	$1,661,632	$1,595,763	$694,620	$1,212,060	$8.51	$4.85	$8.46	$2.78	$5.83

Revenue Enhancing — New/First Generation RSF Leased	216,345	201,614	121,225	134,319	37,438	216,345	201,614	121,225	134,319	37,438
Tenant Improvements	$2,226,851	$4,194,926	$1,784,295	$1,371,742	$425,671	$10.29	$20.81	$14.72	$10.21	$11.37
Leasing Commissions	$767,027	$1,576,313	$410,100	$436,085	$94,002	$3.55	$7.82	$3.38	$3.25	$2.51

Total New/First Generation	$2,993,878	$5,771,239	$2,194,395	$1,807,827	$519,673	$13.84	$28.63	$18.10	$13.46	$13.88

Total:
RSF Leased	682,803	544,552	309,910	384,423	245,425	682,803	544,552	309,910	384,423	245,425
Tenant Improvements	$5,402,619	$5,355,282	$3,122,350	$1,913,152	$1,412,102	$7.91	$9.83	$10.08	$4.98	$5.75
Leasing Commissions	$1,560,886	$2,077,589	$667,808	$589,296	$319,631	$2.29	$3.82	$2.15	$1.53	$1.30

Total	$6,963,505	$7,432,871	$3,790,158	$2,502,447	$1,731,733	$10.20	$13.65	$12.23	$6.51	$7.06

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

(b)	These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.

CRT PROPERTIES, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS — GAAP BASIS
YEAR TO DATE SEPTEMBER 30, 2004

	New/Backfill (a)					Renewal					Total Leasing
	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	59,564	$19.11	$18.99	$0.12	0.6%	131,483	$18.68	$20.20	($1.52)	-7.5%	191,047	$18.81	$19.82	($1.01)	-5.1%
Orlando	113,979	$17.17	$17.81	($0.64)	-3.6%	84,126	$17.57	$16.68	$0.89	5.3%	198,105	$17.34	$17.33	$0.01	0.1%
Jacksonville	12,492	$22.34	$18.35	$3.99	21.7%	105,911	$11.79	$12.20	($0.41)	-3.4%	118,403	$12.90	$12.85	$0.05	0.4%
Houston	44,962	$17.83	$18.15	($0.32)	-1.8%	43,093	$17.39	$18.66	($1.27)	-6.8%	88,055	$17.61	$18.40	($0.78)	-4.3%
St. Petersburg	102,854	$14.67	$16.03	($1.36)	-8.5%	175,083	$16.20	$16.18	$0.02	0.1%	277,937	$15.63	$16.12	($0.49)	-3.0%
Tallahassee	70,237	$17.79	$19.10	($1.31)	-6.9%	35,207	$14.65	$18.15	($3.50)	-19.3%	105,444	$16.74	$18.78	($2.04)	-10.9%
Charlotte	61,670	$13.36	$16.73	($3.37)	-20.1%	60,428	$19.03	$18.64	$0.39	2.1%	122,098	$16.17	$17.68	($1.51)	-8.5%
Memphis	28,069	$16.30	$18.40	($2.10)	-11.4%	50,501	$18.35	$19.21	($0.86)	-4.5%	78,570	$17.62	$18.92	($1.30)	-6.9%
Richmond	1,369	$13.37	$12.79	$0.58	4.5%	47,236	$20.36	$19.77	$0.59	3.0%	48,605	$20.16	$19.57	$0.59	3.0%

Total	495,196	$16.63	$17.69	($1.07)	-6.0%	733,068	$16.81	$17.27	($0.46)	-2.6%	1,228,264	$16.74	$17.44	($0.70)	-4.0%

(a)	Analysis includes leases fully executed from 1/1/04 to 9/30/04 for buildings owned at 9/30/04. Does not include First Generation space.

CRT PROPERTIES, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS — CASH BASIS
YEAR TO DATE SEPTEMBER 30, 2004

	New/Backfill (a)					Renewal					Total Leasing
	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	59,564	$18.17	$19.60	($1.43)	-7.3%	131,483	$18.83	$20.66	($1.83)	-8.9%	191,047	$18.62	$20.33	($1.71)	-8.4%
Orlando	113,979	$17.15	$18.44	($1.29)	-7.0%	84,126	$17.01	$17.90	($0.89)	-5.0%	198,105	$17.09	$18.21	($1.12)	-6.2%
Jacksonville	12,492	$22.22	$18.42	$3.80	20.6%	105,911	$11.73	$12.24	($0.51)	-4.2%	118,403	$12.84	$12.89	($0.06)	-0.4%
Houston	44,962	$17.85	$18.24	($0.39)	-2.1%	43,093	$16.93	$18.80	($1.87)	-9.9%	88,055	$17.40	$18.51	($1.11)	-6.0%
St. Petersburg	102,854	$14.78	$16.41	($1.63)	-9.9%	175,083	$15.53	$16.35	($0.82)	-5.0%	277,937	$15.25	$16.37	($1.12)	-6.8%
Tallahassee	70,237	$16.28	$19.24	($2.96)	-15.4%	35,207	$16.91	$17.93	($1.02)	-5.7%	105,444	$16.49	$18.80	($2.31)	-12.3%
Charlotte	61,670	$13.81	$17.78	($3.97)	-22.3%	60,428	$17.91	$18.84	($0.93)	-4.9%	122,098	$15.84	$18.30	($2.47)	-13.5%
Memphis	28,069	$15.67	$19.38	($3.71)	-19.1%	50,501	$18.03	$19.75	($1.72)	-8.7%	78,570	$17.19	$19.62	($2.43)	-12.4%
Richmond	1,369	$12.84	$12.79	$0.05	0.4%	47,236	$19.87	$20.80	($0.93)	-4.5%	48,605	$19.67	$20.57	($0.90)	-4.4%

Total	495,196	$16.34	$18.21	($1.87)	-10.3%	733,068	$16.54	$17.65	($1.11)	-6.3%	1,228,264	$16.46	$17.88	($1.42)	-7.9%

(a)	Analysis includes leases fully executed from 1/1/04 to 9/30/04 for buildings owned at 9/30/04. Does not include First Generation space.